Exhibit 99.1

PETMED EXPRESS D/B/A 1-800-PETMEDS ANNOUNCES RECORD FINANCIAL
RESULTS FOR FISCAL 2008 - PROFITS INCREASED 39% TO EPS $0.82

Pompano Beach, Florida, May 12, 2008 - PetMed Express, Inc. (NASDAQ: PETS) today announced its financial results for the fiscal year ended March 31, 2008. Net sales for the year ended March 31, 2008 were $188.3 million, compared to $162.2 million for the year ended March 31, 2007, an increase of 16%. Net income was $20.0 million, or $0.82 diluted per share, for the year ended March 31, 2008, compared to net income of $14.4 million, or $0.60 diluted per share, for the year ended March 31, 2007, an increase to net income of 39%. For the quarter ended March 31, 2008, net sales were $40.4 million, compared to $36.4 million for the quarter ended March 31, 2007, an increase of 11%. Net income for the quarter ended March 31, 2008 was $4.9 million, or $0.20 diluted per share, compared to net income of $3.6 million, or $0.15 diluted per share, for the same quarter the prior year, an increase to net income of 35%. The Company acquired approximately 710,000 new customers during the fiscal year compared to 681,000 during the prior year. Approximately 65% of all orders were placed on its website during the fiscal year, compared to 62% during the prior year.

Mendo Akdag, CEO and President, commented: "We are proud to report high profitability for the year, which can be attributed to strong reorder growth and our success in leveraging operating expenses. Our retail reorder sales increased 22%, from $110.5 million to $134.3 million, for the years ended March 31, 2007 and 2008, respectively. Our operating expenses as a percent of sales improved 200 basis points for the fiscal year ended March 31, 2008 compared to the prior fiscal year. We are pleased to report that our Internet sales increased by 21% to $122.5 million for the year ended March 31, 2008, compared to $100.9 million for the prior fiscal year. During the fiscal year we repurchased approximately 952,000 shares of our outstanding common stock for approximately $11.6 million, pursuant to the Company's $20.0 million stock buy back plan, averaging approximately $12.19 per share. Our focus in fiscal 2009 will be on capturing additional market share, and improving reorders and our customer service levels. We have agreed to extend our current lease for our corporate headquarters until 2012, and have added another 15,000 square feet, primarily for the extension of our warehouse and pharmacy operations, in order to support our future growth."

This morning at 8:30 A.M. Eastern Time, Mr. Akdag will host a conference call to review the year-end financial results. To access the call which is open to the public, dial (888) 455-1758 (toll free) or (210) 234-0009. Callers will be required to supply PETMEDS as the passcode. For those unable to participate in the live event, the call will be available for replay from 10 A.M. on May 12, 2008 until May 26, 2008 at 11:59 P.M. To access the replay, call (800) 839-1176 (toll free) or (402) 998-1048, and enter passcode 5500.

Founded  in  1996,  PetMed  Express  is  America's  Largest  Pet
Pharmacy, delivering prescription and non-prescription pet medications and other health products for dogs, cats and horses at competitive prices direct to the consumer through its 1-800-PetMeds toll free number and on the Internet through its website at www.1800petmeds.com.
   -------------------

This press release may contain "forward-looking" statements, as defined in the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission, that involve a number of risks and uncertainties, including the Company's ability to meet the objectives included in its business plan. Important factors that could cause results to differ materially from those indicated by such "forward-looking" statements are set forth in Management's Discussion and Analysis of Financial Condition and Results of Operations in the PetMed Express Annual Report on Form 10-K for the year ended March 31, 2007. The Company's future results may also be impacted by other risk factors listed from time to time in its SEC filings, including, but not limited to, the Company's Form 10-Q and its Annual Report on Form 10-K.

For investment relations contact PetMed Express, Inc., Bruce  S.
Rosenbloom, CFO, 954-979-5995.

                               ###
                    Exhibit 99.1 Page 1 of 4

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


            PETMED EXPRESS, INC. AND SUBSIDIARIES
                  CONSOLIDATED BALANCE SHEETS

                                                               March 31,
                                                          2008           2007
                                                      ------------   ------------
                             ASSETS
                             ------
Current assets:
  Cash and cash equivalents                           $ 20,267,829   $    316,470
  Temporary investments                                  4,780,000     39,125,000
  Accounts receivable, less allowance for doubtful
   accounts of $32,040 and $27,727, respectively         1,575,263      1,369,521
  Inventories - finished goods                          17,909,549     16,086,207
  Prepaid expenses and other current assets                691,859      1,071,171
                                                      ------------   ------------
     Total current assets                               45,224,500     57,968,369

  Long term investments                                 24,740,000              -
  Property and equipment, net                            1,903,294      1,990,578
  Deferred income taxes                                  1,221,853        894,540
  Intangible asset                                         365,000        365,000
                                                      ------------   ------------

Total assets                                          $ 73,454,647   $ 61,218,487
                                                      ============   ============

              LIABILITIES AND SHAREHOLDERS' EQUITY
              ------------------------------------

Current liabilities:
  Accounts payable                                    $  4,358,774   $  5,859,756
  Income taxes payable                                     185,243        229,321
  Accrued expenses and other current liabilities         1,876,655      1,265,837
                                                      ------------   ------------

Total liabilities                                        6,420,672      7,354,914
                                                      ------------   ------------
Commitments and contingencies

Shareholders' equity:
  Preferred stock, $.001 par value, 5,000,000
     shares authorized; 2,500 convertible shares
     issued and outstanding with a liquidation
     preference of $4 per share                              8,898          8,898
  Common stock, $.001 par value, 40,000,000
     shares authorized; 23,734,067 and 24,309,417
     shares issued, respectively                            23,734         24,309
  Additional paid-in capital                             8,396,277     15,213,254
  Retained earnings                                     58,639,343     38,617,112
  Less treasury stock, at cost, 3,100 and 0 shares,
     respectively                                          (34,277)             -
                                                      ------------   ------------

     Total shareholders' equity                         67,033,975     53,863,573
                                                      ------------   ------------

Total liabilities and shareholders' equity            $ 73,454,647   $ 61,218,487
                                                      ============   ============

                    Exhibit 99.1 Page 2 of 4

                                  PETMED EXPRESS, INC. AND SUBSIDIARIES
                                    CONSOLIDATED STATEMENTS OF INCOME

                                                      Year Ended March 31,         Quarter Ended March 31,
                                                      2008           2007           2008           2007
                                                 -------------  -------------  -------------  -------------
                                                                                         (UNAUDITED)
Sales                                            $ 188,336,469  $ 162,246,407  $  40,423,170  $  36,408,023
Cost of sales                                      114,122,433     97,680,238     23,731,798     21,677,697
                                                 -------------  -------------  -------------  -------------

Gross profit                                        74,214,036     64,566,169     16,691,372     14,730,326
                                                 -------------  -------------  -------------  -------------
Operating expenses:
  General and administrative                        20,367,392     17,292,675      4,865,084      4,500,498
  Advertising                                       25,261,042     25,243,029      4,536,021      4,472,329
  Depreciation and amortization                        589,990        530,440        154,956        134,933
                                                 -------------  -------------  -------------  -------------
Total operating expenses                            46,218,424     43,066,144      9,556,061      9,107,760
                                                 -------------  -------------  -------------  -------------

Income from operations                              27,995,612     21,500,025      7,135,311      5,622,566
                                                 -------------  -------------  -------------  -------------
Other income (expense):
  Interest income, net                               1,771,653      1,266,150        443,962        349,025
  Other, net                                           643,880        435,824        108,534        103,695
  Loss on disposal of property and equipment                 -         (1,250)             -              -
                                                 -------------  -------------  -------------  -------------
Total other income (expense)                         2,415,533      1,700,724        552,496        452,720
                                                 -------------  -------------  -------------  -------------

Income before provision for income taxes            30,411,145     23,200,749      7,687,807      6,075,286

Provision for income taxes                          10,388,914      8,757,247      2,784,368      2,451,247
                                                 -------------  -------------  -------------  -------------

Net income                                       $  20,022,231  $  14,443,502  $   4,903,439  $   3,624,039
                                                 =============  =============  =============  =============
Net income per common share:
  Basic                                          $        0.83  $        0.60  $        0.21  $        0.15
                                                 =============  =============  =============  =============
  Diluted                                        $        0.82  $        0.60  $        0.20  $        0.15
                                                 =============  =============  =============  =============

Weighted average number of common shares outstanding:

  Basic                                             24,088,258     24,109,035     23,823,046     24,151,983
                                                 =============  =============  =============  =============
  Diluted                                           24,299,364     24,270,879     24,007,498     24,329,822
                                                 =============  =============  =============  =============

                                   Exhibit 99.1 Page 3 of 4

                            PETMED EXPRESS, INC. AND SUBSIDIARIES
                            CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                   Year Ended March 31,
                                                           2008           2007           2006
                                                      -------------  -------------  -------------
Cash flows from operating activities:
  Net income                                          $  20,022,231  $  14,443,502  $  12,063,514
  Adjustments to reconcile net income to net cash
    provided by operating activities:
     Depreciation and amortization                          589,990        530,440        544,535
     Share based compensation                             1,679,600      1,095,740              -
     Tax benefit related to stock options exercised               -              -        342,920
     Deferred income taxes                                 (327,313)      (100,538)      (211,156)
     Loss on disposal of property and equipment                   -          1,250          1,719
     Bad debt expense (recovery)                             40,823         29,554         (1,709)
     (Increase) decrease in operating assets
       and increase (decrease) in liabilities:
        Accounts receivable                                (246,565)      (243,294)       642,684
        Inventories - finished goods                     (1,823,342)    (1,088,532)    (3,817,342)
        Prepaid expenses and other current assets           379,312       (488,133)      (369,886)
        Other assets                                              -         14,167              -
        Accounts payable                                 (1,500,982)     2,806,803        327,963
        Income taxes payable                                (44,078)      (728,997)       356,783
        Accrued expenses and other current liabilities      610,818        292,478        397,465
                                                      -------------  -------------  -------------
Net cash provided by operating activities                19,380,494     16,564,440     10,277,490
                                                      -------------  -------------  -------------
Cash flows from investing activities:
  Net change in investments                               9,605,000    (16,275,000)   (11,050,000)
  Purchases of property and equipment                      (502,706)    (1,025,079)      (758,176)
  Net proceeds from the sale of property and equipment            -            400            600
                                                      -------------  -------------  -------------
Net cash provided by (used in) investing activities       9,102,294    (17,299,679)   (11,807,576)
                                                      -------------  -------------  -------------
Cash flows from financing activities:
  Purchases of treasury stock                           (11,600,721)             -              -
  Proceeds from the exercise of stock options             2,784,987        442,084      1,016,031
  Tax benefit related to stock options exercised            284,305        242,718              -
                                                      -------------  -------------  -------------
Net cash (used in) provided by financing activities      (8,531,429)       684,802      1,016,031
                                                      -------------  -------------  -------------

Net increase (decrease) in cash and cash equivalents     19,951,359        (50,437)      (514,055)
Cash and cash equivalents, at beginning of year             316,470        366,907        880,962
                                                      -------------  -------------  -------------

Cash and cash equivalents, at end of year             $  20,267,829  $     316,470  $     366,907
                                                      =============  =============  =============
Supplemental disclosure of cash flow information:

  Cash paid for income taxes                          $  10,331,000  $   9,344,063  $   6,483,132
                                                      =============  =============  =============

  Retirement of treasury stock                        $  11,566,444  $           -  $           -
                                                      =============  =============  =============

                              Exhibit 99.1 Page 4 of 4